CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated 20 February 1996 on the financial statements of Saturn Communications Limited (formerly Kiwi Cable Company limited) included in this Annual Report on Form 10-K, into UIH Australia/Pacific, Inc.'s previously filed Registration Statement File No. 333-37651.


                                                       ARTHUR ANDERSEN


Wellington, New Zealand
March 27, 1998